EXHIBIT 4.4

    -------------------------------------------------------------------------
                               OFFERING MEMORANDUM
    -------------------------------------------------------------------------

                          IPVoice Communications, Inc.
                             (A Nevada Corporation)

                   Offering Memorandum Dated December 1, 1998

                                1,000,000 Shares

         IPVoice Communications, Inc., a Nevada corporation, f/k/a Nova Enterprises, Inc., (the "Company"), is offering on a "best efforts, no minimum basis" up to a maximum of 1,000,000 shares of common stock ("Shares"), $.001 par value, at $.15 per share. Since there is no minimum, no proceeds will be held in an escrow account and all funds will be immediately available to the Company.

         The Shares are being sold by the Company's Officers and Directors and no commissions will be paid to them in connection with the Offering. However, participating NASD registered broker/dealers, if any, shall receive a maximum of 10% sales commissions on all shares sold through their efforts.

         The Company's Common Stock is currently listed on the Over the Counter Electronic Bulletin Board. There can be no assurances that an active trading market for the Company's stock exists, or will continue if it currently exists.

         The price of the Shares offered hereby was arbitrarily determined by the Company and does not bear any relationship to the Company's assets, book value, net worth, results of operations or any other recognized criteria of value. For additional information regarding the factors considered in determining the offering price of the Shares, see "Risk Factors - Arbitrary Offering Price", "Description of Securities".

         The Company does not presently file reports or other information with the Securities and Exchange Commission ("Commission"). However, following completion of this Offering, the Company intends to furnish its security holders with annual reports containing audited financial statements and such interim reports in each case as it may determine to furnish or as may be required by law.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OF ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THE SECURITIES ARE OFFERED BY THE COMPANY SUBJECT TO PRIOR SALE, ACCEPTANCE OR AN OFFER TO PURCHASE, WITHDRAWAL, CANCELLATION OR MODIFICATION OF THE OFFER, WITHOUT NOTICE. THE COMPANY RESERVES THE RIGHT TO REJECT ANY ORDER, IN WHOLE OR IN PART, FOR THE PURCHASE OF ANY OF THE SECURITIES OFFERED HEREBY.

         This offering involves special risks concerning the Company (see "Risk Factors"). Investors should carefully review the entire Memorandum and should not invest any funds in this Offering unless they can afford to lose their entire investment. In making an investment decision, investors must rely on their own examination of the issuer and the terms of the Offering, including the merit and risks involved.

                              REGULATION D OFFERING

     THIS OFFERING IS BEING MADE PURSUANT TO THE EXEMPTIONS AFFORDED BY SECTIONS 4(2) OR 3(b) OF SECURITIES ACT OF 1933 AND RULE 504 OF REGULATION D PROMULGATED

THEREUNDER AND THE STATE SMALL CORPORATE OFFERING REGISTRATION PROVISION. PURSUANT TO RULE 504, THE SHARES SOLD HEREBY WILL NOT BE SUBJECT TO ANY LIMITATIONS ON RESALE THEREOF UNDER FEDERAL LAW. THE SHARES MAY, HOWEVER, BE SUBJECT TO LIMITATIONS ON THE OFFER AND SALE AND THE RESALE OF THE SHARES IMPOSED BY THE BLUE SKY LAWS OF INDIVIDUAL STATES. IN ADDITION, THE COMPANY INTENDS TO FILE THE REQUIRED DOCUMENTS IN CERTAIN OTHER STATES IDENTIFIED BY MANAGEMENT AS HAVING POSSIBLE INVESTOR INTEREST AND USE ITS BEST EFFORTS TO QUALIFY THE SHARES FOR SECONDARY TRADING IN SUCH STATES, THOUGH NO ASSURANCE CAN BE GIVEN THAT IT WILL BE ABLE TO QUALIFY THE SHARES FOR SECONDARY TRADING IN ANY SUCH STATES IN WHICH IT SUBMITS SUCH APPLICATIONS AND DOCUMENTS. AN INABILITY TO QUALIFY THE SHARES FOR SECONDARY TRADING WILL CREATE SUBSTANTIAL RESTRICTIONS ON THE TRANSFERABILITY OF SUCH SHARES WHICH MAY NEGATE THE BENEFIT OF THE EXEMPTION PROVIDED BY RULE 504 OF REGULATION D. THE COMPANY WILL USE ITS BEST EFFORTS TO CAUSE THE SHARES TO BE LISTED ON THE ELECTRONIC BULLETIN BOARD OPERATED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AS A MARKET IN WHICH THEY MAY BE TRADED. THERE IS NO ASSURANCE THAT SUCH LISTING WILL BE OBTAINED OR THAT IF A LISTING IS OBTAINED THAT ANY MARKET FOR THE SHARES WILL DEVELOP, OR IF DEVELOPED, THAT IT WILL BE SUSTAINED.

                     NOTICES TO RESIDENTS OF CERTAIN STATES

                           NOTICE TO ALABAMA RESIDENTS

         THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE ALABAMA SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ALABAMA SECURITIES COMMISSION. THE COMMISSION DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING, THE INVESTMENT OF AN ALABAMA PURCHASER WHO IS NOT AN ACCREDIT INVESTOR MAY NOT EXCEED TWENTY (20%) PER CENT OF SUCH PURCHASER'S NET WORTH, EXCLUSIVE OF PRINCIPAL RESIDENCE, FURNISHINGS AND AUTOMOBILES.

                           NOTICE TO ALASKA RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ALASKA SECURITIES ACT AND MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THAT ACT OR EXEMPTION THEREFROM.

                           NOTICE TO ARIZONA RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ARIZONA SECURITIES ACT AND ARE BEING SOLD IN RELIANCE UPON THE EXEMPTION CONTAINED IN SECTION 44-184(1) OF SUCH ACT. THESE SECURITIES MAY NOT BE SOLD WITHOUT REGISTRATION UNDER SUCH ACT OR EXEMPTION THEREFROM.

         ARIZONA RESIDENTS MUST HAVE EITHER (i) A MINIMUM NET WORTH OF AT LEAST SEVENTY FIVE THOUSAND ($75,000) DOLLARS (EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES) AND A MINIMUM ANNUAL GROSS INCOME OF SEVENTY FIVE THOUSAND (475,000) DOLLARS; OR (iii) A NET WORTH OF AT LEAST TWO HUNDRED TWENTY FIVE THOUSAND ($225,000) DOLLARS (AS COMPUTED ABOVE).

                          NOTICE TO ARKANSAS RESIDENTS

         THESE  SECURITIES  ARE OFFERED  PURSUANT TO A CLAIM OF EXEMPTION  UNDER
SECTION 14(b)(14) OF THE ARKANSAS SECURITIES ACT AND SECTION 4(2) OF THE SECURITIES ACT OF 1933. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ARKANSAS SECURITIES DEPARTMENT OR WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE DEPARTMENT NOR THE COMMISSION HAS PASSED UPON THE VALUE OF THESE SECURITIES, MADE ANY RECOMMENDATIONS AS TO THEIR PURCHASE, APPROVED OR DISAPPROVED THE OFFERING, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, AN INVESTMENT BY A NON-ACCREDITED INVESTOR MAY NOT EXCEED TWENTY (20%) PER CENT OF THE INVESTOR'S NET WORTH AT THE TIME OF PURCHASE, ALONE OR JOINTLY WITH SPOUSE.

                         NOTICE TO CALIFORNIA RESIDENTS

         IF THE COMPANY ELECTS TO SELL SHARES IN THE STATE OF CALIFORNIA, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THE SHARES, OR OTHER INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR WITHOUT THE PRIOR WRITTEN

CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                         NOTICE TO CONNECTICUT RESIDENTS

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE CONNECTICUT SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION OR EXEMPTION THEREFROM.

                          NOTICE TO DELAWARE RESIDENTS

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE DELAWARE SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION OR EXEMPTION THEREFROM.

                           NOTICE TO FLORIDA RESIDENTS

     THE SHARES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE SHARES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

                           NOTICE TO GEORGIA RESIDENTS

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED. IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION SET FORTH IN SECTION 9(M) OF SUCH ACT AND THE SECURITIES CANNOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR IN A TRANSACTION WHICH IS OTHERWISE IN COMPLIANCE WITH SAID ACT.

                            NOTICE TO IDAHO RESIDENTS

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE CONNECTICUT SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION OR EXEMPTION THEREFROM.

     ANYTHING   TOT  HE   CONTRARY   NOTWITHSTANDING,   THE   INVESTMENT   BY  A
NON-ACCREDITED INVESTOR MAY NOT EXCEED TEN (10%) PER CENT OF THE INVESTOR'S NET WORTH.

                           NOTICE TO INDIANA RESIDENTS

         EACH INVESTOR PURCHASING SHARES MUST WARRANT THAT HE HAS EITHER (i) A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHING AND AUTOMOBILES) EQUAL TO AT LEAST THREE (3) TIMES THE AMOUNT OF HIS INVESTMENT BUT IN N O EVENT LESS THAN SEVENTY FIVE THOUSAND (475,000) DOLLARS OR (ii) A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHING AND AUTOMOBILES OF TOW (2) TIMES HIS INVESTMENT BUT IN NOT EVENT LESS THAN THIRTY THOUSAND ($30,000) DOLLARS AND A GROSS INCOME OF THIRTY THOUSAND ($30,000) DOLLARS.

                            NOTICE TO IOWA RESIDENTS

         IOWA RESIDENTS MUST HAVE EITHER (i) A NET WORTH OF AT LEAST FORTH THOUSAND ($40,000) DOLLARS (EXCLUSIVE OF HOME, HOME FURNISHINGS AND AUTOMOBILES) AND A MINIMUM ANNUAL GROSS INCOME OF FORTH THOUSAND ($40,000) DOLLARS, OR (ii) A NET WORTH OF AT LEAST ONE HUNDRED TWENTY FIVE THOUSAND ($125,000) DOLLARS AS COMPUTED ABOVE.

                           NOTICE TO KANSAS RESIDENTS

         AN INVESTMENT BY A NON-ACCREDITED INVESTOR SHALL NOT EXCEED TWENTY (20%) PER CENT OF THE INVESTOR'S NET WORTH; EXCLUDING PRINCIPAL RESIDENCE, FURNISHINGS THEREIN AND PERSONAL AUTOMOBILES.

                          NOTICE TO KENTUCKY RESIDENTS

         THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR OTHER DOCUMENT) HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREIN.

        ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING,THE INVESTMENT BY A NON-ACCREDITED INVESTOR MAY NOT EXCEED TEN (10%) OF THE INVESTOR'S NET WORTH.

                            NOTICE TO MAINE RESIDENTS

         THESE SECURITIES ARE BEING SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE BANK SUPERINTENDENT OF THE STATE OF MAINE UNDER SECTION 1052(2)(R) OF TITLE 32 OF THE MAINE REVISED STATUES. THESE SECURITIES MAY BE DEEMED RESTRICTED SECURITIES AND AS SUCH THE HOLDER MAY NOT BE ABLE TO RESELL THE SECURITIES UNLESS PURSUANT TO REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION UNDER SUCH LAWS EXISTS.

                          NOTICE TO MARYLAND RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE MARYLAND SECURITIES ACT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION SET FORTH IN SECTION 11-602(9) OF SUCH ACT. UNLESS THESE SECURITIES ARE REGISTERED, THEY MAY NOT BE REOFFERED FOR SALE OR RESOLD IN THE STATE OF MARYLAND, EXCEPT AS A SECURITY, OR IN A TRANSACTION EXEMPT UNDER SUCH ACT.

                        NOTICE TO MASSACHUSETTS RESIDENTS

         MASSACHUSETTS RESIDENTS MUST HAVE HAD EITHER (i) A MINIMUM NET WORTH OF AT LEAST FIFTY THOUSAND ($50,000) DOLLARS (EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES) AND HAD DURING THE LAST YEAR, OR IT IS ESTIMATED THAT THE SUBSCRIBER WILL HAVE DURING THE CURRENT TAKE YEAR, TAXABLE INCOME OF FIFTY THOUSAND ($50,000) DOLLARS, OR (ii) A NET WORTH OF AT LEAST ONE HUNDRED FIFTY THOUSAND ($150,000) DOLLARS (AS COMPUTED ABOVE).

                          NOTICE TO MICHIGAN RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE MICHIGAN SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION UNDER THAT ACT OR EXEMPTION THEREFROM.

         THE COMPANY SHALL PROVIDE ALL MICHIGAN INVESTORS WITH A DETAILED WRITTEN STATEMENT OF THE APPLICATION OF THE PROCEEDS OF THE OFFERING WITHIN SIX
(6) MONTHS AFTER COMMENCEMENT OF THE OFFERING OR UPON COMPLETION, WHICHEVER OCCURS FIRST, AND WITH ANNUAL CURRENT BALANCE SHEETS AND INCOME STATEMENT THEREAFTER.

                          NOTICE TO MINNESOTA RESIDENTS

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER CHAPTER 80 OF THE MINNESOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF FOR VALUE EXCEPT PURSUANT TO REGISTRATION OR OPERATION OF LAW.

                         NOTICE TO MISSISSIPPI RESIDENTS

         THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE MISSISSIPPI SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE MISSISSIPPI SECRETARY OF STATE OR WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE SECRETARY OF STATE NOR THE COMMISSION HAS PASSED UPON THE VALUE OF THESE SECURITIES, NO HAS APPROVED OR DISAPPROVED THE OFFERING. THE SECRETARY OF STATE DOES NOT RECOMMEND THE PURCHASE OF THESE OR ANY OTHER SECURITIES.

         THERE IS NOT ESTABLISHED MARKET FOR THESE SECURITIES AND THERE MAY NOT BE ANY MARKET FOR THESE SECURITIES IN THE FUTURE. THE SUBSCRIPTION PRICE OF THESE SECURITIES HAS BEEN ARBITRARILY DETERMINED BY THE ISSUER AND IS NOT AN INDICATION OF THE ACTUAL VALUE OF THESE SECURITIES.

         THE  PURCHASER  OF  THESE  SECURITIES  MUST  MEET  CERTAIN  SUITABILITY
STANDARDS AND MUST BE ABLE TO BEAR THE ENTIRE LOSS OF HIS INVESTMENT. ADDITIONALLY, ALL PURCHASERS WHO ARE NOT ACCREDITED INVESTORS MUST HAVE A NET WORTH OF AT LEAST THIRTY THOUSAND ($30,000) DOLLARS AND INCOME OF THIRTY THOUSAND ($30,000) DOLLARS OR A NET WORTH OF SEVENTY FIVE THOUSAND ($75,000) DOLLARS. THESE SECURITIES MAY NOT BE TRANSFERRED FOR A PERIOD OF ONE (1) YEAR EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE MISSISSIPPI SECURITIES ACT OR IN A TRANSACTION IN COMPLIANCE WITH THE MISSISSIPPI SECURITIES ACT.

                          NOTICE TO MISSOURI RESIDENTS

         THESE SECURITIES ARE SOLD TO, AND BEING ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPTED UNDER SECTION 10, SUBSECTION 409.402(b), MISSOURI UNIFORM SECURITIES ACT (RMSO 1969).

         THE SHARES HAVE TO BEEN REGISTERED UNDER SAID ACT IN THE STATE OF MISSOURI, UNLESS THE SHARES ARE REGISTERED, THEY MAY NOT BE REOFFERED OR RESOLD IN THE STATE OF MISSOURI, EXCEPT AS A SECURITY, OR IN A TRANSACTION EXEMPT UNDER SAID ACT.

         ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTOR MUST HAVE A MINIMUM ANNUAL INCOME OF THIRTY THOUSAND ($330,000) DOLLARS AND A NET WORTH OF AT LEAST THIRTY THOUSAND ($30,000)(DOLLARS, EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES OR A NET WORTH OF SEVENTY FIVE THOUSAND ($75,000) DOLLARS EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES.

         AN INVESTMENT BY A NON-ACCREDITED INVESTOR SHALL NOT EXCEED TWENTY (20%) PER CENT OF THE INVESTOR'S NET WORTH.

                           NOTICE TO MONTANA RESIDENTS

     EACH MONTANA RESIDENT WHO SUBSCRIBES FOR THE SECURITIES BEING OFFERED HEREBY AGREES NOT TO SELL THESE SECURITIES FOR A PERIOD OF TWELVE (12) MONTHS AFTER DATE OF PURCHASE.

     ANYTHING   TO  THE   CONTRARY   NOTWITHSTANDING,   THE   INVESTMENT   BY  A
NON-ACCREDITED INVESTOR MAY NOT EXCEED TWENTY (20%) PER CENT OF THE INVESTOR'S NET WORTH.

                          NOTICE TO NEBRASKA RESIDENTS

         THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE NEBRASKA
SECURITIES ACT AND MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THE ACT OR EXEMPTION THEREFROM.

                        NOTICE TO NEW HAMPSHIRE RESIDENTS

         EACH NEW HAMPSHIRE INVESTOR PURCHASING SHARES MUST WARRANT THAT HE HAS EITHER (i) A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHING AND AUTOMOBILES) OF TWO HUNDRED FIFTY THOUSAND ($250,000) DOLLARS OR (iii) A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHINGS AND AUTOMOBILES OF ONE HUNDRED TWENTY FIVE THOUSAND ($125,000) DOLLARS AND FIFTY THOUSAND ($50,000 DOLLARS ANNUAL INCOME.

                         NOTICE TO NEW JERSEY RESIDENTS

         THE ATTORNEY GENERAL OF THE STATE HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THE WITHIN OFFERING DOES TO CONSTITUTE APPROVAL OF THE ISSUE OR THE SALE THEREOF BY THE BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                        NOTICE TO NORTH DAKOTA RESIDENTS

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES COMMISSION OF THE STATE OF NORTH DAKOTA NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS CRIMINAL OFFENCE.

                          NOTICE TO NEW YORK RESIDENTS

         THIS OFFERING MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         THIS OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS AND DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

                       NOTICE TO NORTH CAROLINA RESIDENTS

     THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE NORTH CAROLINA SECURITIES ACT. THE NORTH CAROLINA SECURITIES ADMINISTRATOR

NEITHER RECOMMENDS NOR ENDORSES THE PURCHASE OF ANY SECURITY, NOR HAS THE ADMINISTRATOR PASSED ON THE ACCURACY OR ADEQUACY OF THE INFORMATION PROVIDED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          NOTICE TO OKLAHOMA RESIDENTS

         THESE SECURITIES RENDERED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE OKLAHOMA SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933 AND/OR THE OKLAHOMA SECURITIES ACT OF AN OPINION OF COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

     ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTMENT BY A NON-ACCREDITS INVESTOR SHALL NOT EXCEED THEN (10%) PER CENT OF THE INVESTOR'S NET WORTH.

                           NOTICE TO OREGON RESIDENTS

         THE SECURITIES OFFERED HAVE BEEN REGISTERED WITH THE DIRECTOR OF THE STATE OF OREGON UNDER THE PROVISIONS OF OAR 441-65-240. THE INVESTOR IS ADVISED THAT THE DIRECTOR HAS MADE ONLY A CURSORY REVIEW OF THE REGISTRATION STATEMENT AND HAS NOT REVIEWED THIS DOCUMENTS SINCE THIS DOCUMENT IS NOT REQUIRED TO BE FILED WITH THE DIRECTOR.

         THE INVESTOR MUST RELY ON THE INVESTOR'S OWN EXAMINATION OF THE COMPANY CREATING THE SECURITIES, AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

                        NOTICE TO PENNSYLVANIA RESIDENTS

         ANY PERSON WHO ACCEPTS AN OFFER TO PURCHASE THE SECURITIES IN THE COMMONWEALTH OF PENNSYLVANIA IS ADVISED, THAT PURSUANT TO SECTION 207(m) OF THE PENNSYLVANIA SECURITIES ACT, HE SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE, AND RECEIVE A FULL REFUND OF ANY CONSIDERATION PAID, WITHOUT INCURRING ANY LIABILITY, WITHIN TWO (20) BUSINESS DAYS FROM THE TIME THAT HE RECEIVES NOTICE OF THIS WITHDRAWAL RIGHT AND RECEIVES THE PLACEMENT OFFERING MEMORANDUM. ANY PERSON WHO WISHES TO EXERCISE SUCH RIGHT OF WITHDRAWAL IS ADVISED TO GIVEN NOTICE BY LETTER OR TELEGRAM SENT TO POSTMARKED BEFORE THE END OF THE SECOND BUSINESS DAY AFTER EXECUTION. IF THE REQUEST FOR WITHDRAWAL IS TRANSMITTED ORALLY, WRITTEN CONFIRMATION MUST BE GIVEN. ANY PERSON WHO PURCHASES INTERESTS WHO IS A PENNSYLVANIA RESIDENT WILL NOT SELL SUCH INTERESTS FOR A PERIOD OF TWELVE (12) MONTHS BEGINNING WITH THE CLOSING DATE. PENNSYLVANIA RESIDENTS MUST HAVE EITHER (i) A MINIMUM NET WORTH OF THIRTY THOUSAND ($30,000) DOLLARS

(EXCLUDING HOME, HOME FURNISHING AND AUTOMOBILES) AND A MINIMUM ANNUAL GROSS INCOME OF THIRTY THOUSAND ($30,000) DOLLARS, OR (ii) A NET WORTH OF AT LEAST SEVENTY FIVE THOUSAND ($75,000) DOLLARS (AS COMPUTED ABOVE0, AND MAY NOT INVEST MORE THAN TEN (10%) PER CENT OF THEIR NET WORTH (EXCLUSIVE OF THE SUBSCRIBER'S HOME, HOME FURNISHINGS AND AUTOMOBILES).

                       NOTICE TO SOUTH CAROLINA RESIDENTS

         THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE SOUTH CAROLINA UNIFORM SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE SOUTH CAROLINA SECURITIES COMMISSIONER. THE COMMISSIONER DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        NOTICE TO SOUTH DAKOTA RESIDENTS

         THE SHARES HAVE NOT BEEN REGISTERED UNDER CHAPTER 47.31 OF THE SOUTH DAKOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF FOR VALUE EXCEPT PURSUANT TO REGISTRATION, EXEMPTION THEREFROM OR OPERATION OF LAW.

         SOUTH DAKOTA RESIDENTS MUST HAVE EITHER (i) A MINIMUM NET WORTH OF AT LEAST SIXTY THOUSAND ($60,000) DOLLARS (EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES) AND A MINIMUM GROSS INCOME OF SIXTY THOUSAND ($60,000) DOLLARS, OR
(ii) A NET WORTH OF AT LEAST TWO HUNDRED TWENTY FIVE THOUSAND ($225,000) DOLLARS (AS COMPUTED ABOVE).

                          NOTICE OF TENNESSEE RESIDENTS

     ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTMENT BY ANY INVESTOR SHALL NOT EXCEED TEN (10%) PER CENT OF THE INVESTOR'S NET WORTH.

                            NOTICE OF TEXAS RESIDENTS

     THIS OFFERING MEMORANDUM IS FOR THE INVESTOR'S CONFIDENTIAL USE AND MAY NOT BE REPRODUCED. ANY ACTION CONTRARY TO THESE RESTRICTIONS MAY PLACE SUCH INVESTOR AND THE ISSUER IN VIOLATION OF THE TEXAS SECURITIES ACT.

     ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTMENT BY ANY INVESTOR SHALL NOT EXCEED TEN (10%) PER CENT OF THE INVESTOR'S NET WORTH.

                            NOTICE TO UTAH RESIDENTS

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UTAH SECURITIES ACT AND MAY NOT NE SOLD WITHOUT REGISTRATION UNDER THAT ACT OR EXEMPTION THEREFROM.

                         NOTICE TO WASHINGTON RESIDENTS

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE WASHINGTON SECURITIES ACT AND THE ADMINISTRATOR OF SECURITIES OF THE STATE OF WASHINGTON HAS NOT REVIEWED THE OFFERING OR OFFERING MEMORANDUM. THESE SECURITIES MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THE ACT OR EXEMPTION THEREFROM.

     IT IS THE RESPONSIBILITY OF ANY INVESTOR PURCHASING SHARES TO SATISFY ITSELF AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE REQUIREMENTS.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OF ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THE SECURITIES ARE OFFERED BY THE COMPANY SUBJECT TO PRIOR SALE, ACCEPTANCE OR AN OFFER TO PURCHASE, WITHDRAWAL, CANCELLATION OR MODIFICATION OF THE OFFER, WITHOUT NOTICE. THE COMPANY RESERVES THE RIGHT TO REJECT ANY ORDER, IN WHOLE OR IN PART, FOR THE PURCHASE OF ANY OF THE SECURITIES OFFERED HEREBY.

                                OFFERING SUMMARY

         The following summary information is qualified in its entirety by the detailed information appearing elsewhere in this Memorandum.

         IPVoice Communications, Inc. was founded in September 1997 to provide a vehicle for key software technologies and a Research and Development laboratory for the emerging Voice over the Internet market. IPVoice core software technologies require little additional development to produce market viability. New technologies presently under development such as TrueConnect may require additional financial support to bring them to the marketplace.

                                  RISK FACTORS

         THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK. ONLY THOSE PERSONS ABLE TO LOSE THEIR ENTIRE INVESTMENT SHOULD PURCHASE THESE SECURITIES. PROSPECTIVE INVESTORS, PRIOR TO MAKING AN INVESTMENT DECISION, SHOULD CAREFULLY READ THIS PROSPECTUS AND CONSIDER, ALONG WITH OTHER MATTERS REFERRED TO HEREIN, THE FOLLOWING RISK FACTORS.

Risk Factors Relating to the Business of the Company

         Start-Up Development Stage Company The Company has had limited revenues from operations since its organization and is a "start-up" or "development stage" company. No assurances can be given that the Company will be able to compete with other companies in its industry. The purchases of the securities offered hereby must be regarded as the placing of funds at a high risk in a new or "start-up" venture with all the unforeseen costs, expenses, problems, and difficulties to which such ventures are subject. See "Use of Proceeds" and "The Company."

         No Assurance of Profitability To date, the Company has not generated significant revenues from operations. The Company can not ensure any significant revenues in the near future. The Company's ability to successfully implement its business plan is dependent on the completion of this Offering. There can be no assurance that the Company will be able to develop into a successful or profitable business.

         No Assurance of Payment of Dividends. No assurances can be made that the future operations of the Company will result in additional revenues or will be profitable. Should the operations of the Company become profitable, it is likely that the Company would retain much or all of its earnings in order to finance future growth and expansion. Therefore, the Company does not presently intend to pay dividends, and it is not likely that any dividends will be paid ln the foreseeable future.

         Possible Need for Additional Financing. The Company intends to fund its operations and other capital needs for the next 12 months substantially from the proceeds of this Offering, but there can be no assurance that such funds will be sufficient for these purposes. The Company may require additional amounts of capital for its future expansion, operating costs and working capital. The Company has made no formal arrangements to obtain future additional financing, and if required, there can be no assurance that such financing will be available, or that such financing will be available on acceptable terms. See "Use of Proceeds."

         Dependence on Management The Company's success is principally dependent on its current management personnel for the operation of its business.

         Broad Discretion in Application of Proceeds. The management of the Company has broad discretion to adjust the application and allocation of the net proceeds of this offering, in order to address changed circumstances and opportunities. As a result of the foregoing, the success of the Company will be substantially dependent upon the discretion and judgment of the management of the Company with respect to the application and allocation of the net proceeds hereof. Pending use of such proceeds, the net proceeds of this offering will be invested by the Company in temporary, short-term interest-bearing obligations. See "Use of Proceeds."

         Arbitrary Offering Price. The price to the public of the Shares offered hereby has been arbitrarily determined by the Company and bears no relationship to the Company's earnings, book value or any other recognized criteria of value.

         Immediate and Substantial Dilution. An investor in this offering will experience immediate and substantial dilution.

         Limited Market for Securities of the Company. A limited market has existed for the securities being offered hereby and no assurance can be given that a market will develop subsequent to this Offering.

         No Escrow of Investors' Funds. This offering is being made on a "best efforts, no minimum basis" As such, all the funds from this Offering will be immediately available to the Company.

         No Assurance of Acquisition While it is the Company's intent to acquire either all of the shares or assets of other industry related companies in addition to expanding its own operations, there is no assurance that the Company will be able to achieve this goal. That event could cause a materially adverse affect on the future of the Company.

         Forward-Looking Statements This Memorandum includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included or incorporated by reference in this Memorandum which address activities, events or developments which the Company expects or anticipates will or may occur in the future, including such things as capital expenditures (including the amount and nature thereof), expected sales revenues, expansion and growth of the Company's business and operations, and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate under the circumstances. However, whether actual results and developments will conform with the Company's expectations and predictions is subject to a number of risks and uncertainties, including the risk factors discussed in this Memorandum, general economic, market or business conditions, the business opportunities (or lack thereof) that may be presented to and pursued by the Company, changes in laws or regulations, and other factors, some of which are beyond the control of the Company. Consequently, all of the forward-looking statements made in this Memorandum are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company or its business or operations. The Company assumes no obligation to update any such forward-looking statements.

                                   THE COMPANY

         IPVoice Communications, Inc., a Nevada corporation, and its subsidiary IPVoice Communications, Inc., a Delaware corporation owned 100% by IPVoice Communications, Inc., a Nevada corporation are both hereinafter referred to as the "Company."

         The Telecommunications "Long Distance" Market is now over twenty years old and has produced many successful and profitable companies such as MCI, Sprint, AT&T, World Com and others. They got there by building, installing, leasing and sharing satellite, fiber-optic and cable systems to bring your calls from one location to another. These carriers have invested billions of dollars in equipment such as large and complex switching centers and other systems to run these networks.

         During the past decade, the growth of the Internet has been truly explosive. In 1986, approximately five thousand computers were connected via the Internet. By 1991, the number of computers on the Internet had climbed to a staggering 500,000. Today, a phenomenal ten million computers are connected to the Internet with industry analysts predicting no signs of a slow-down. In fact, these analysts have predicted that more than one hundred million computers will be connected to the Internet by the end of 1999, producing revenues of about $560m through activities entirely to the Internet.

         The Internet is fundamentally changing telecommunications just as it is changing virtually every other aspect of business and industry. In the past, telephone networks and the Internet networks that primarily handled data existed side by side. Now they have reached critical mass coming together to deliver a whole new range of powerful and economical new communication options. The personal computer is designed to become the communication device of the future handling everything from answering and making calls to transmitting and receiving data, fax, video and other media. Products and services that address these existing changes and needs are referred to as "Internet Telephony" products or "IP" products.

         IPVoice ("IPV" or "the Company"), is nearing completion of its unique, state-of-the-art software and hardware solutions to bridge the gap between the telephone and the Internet. Deregulation has opened the door for many development-stage companies to provide new and exciting products to take advantage of this exciting technological era. IPVoice intends to fully exploit this opportunity with its innovative and highly advanced Internet telephony products and associated software programs.

         IPVoice plans to deliver communications products to allow companies and individuals to route their phone calls, fax, other data, video signals and voice mail across the Internet at substantial cost savings without sacrificing quality. IP telephony has been heralded as the new foundation for a new class of telecommunication applications. These solutions will be as common as your desktop phone. Right now, there is tremendous opportunity for young, technologically competent companies to take full advantage of this new communications era by providing IP Telephony products.

         IPVoice offers several unique and proprietary products for use in IPVoice Telephony. The Company's premier product is an Internet Gateway named TrueConnect. TrueConnect is nearing completion following three years of extensive development on MultiCom. TrueConnect provides a gateway for bridging the public telephone system with the Internet. With TrueConnect, users will be able to conduct real-time, full duplex, high quality two-way voice communications over the Internet for dramatic savings as compared to standard long distance telecommunications services. Both voice and data can be utilized with TrueConnect, thus allowing businesses to create "virtual offices" anywhere in the world by enabling off-site or traveling employees to connect to the main office using a lap-top computer and an Internet connection. To support the TrueConnect product, the Company has completed several proprietary products that will allow the Company and its distributors to offer a total solution in Internet Telephony. These products include MultiCom, a complete order entry, billing, customer service, agent management and switching network management system for telecommunications businesses worldwide. Key features of this technology are stability, industry proven usability, platform independence, the compatibility for remote access worldwide and the ability to be used by personnel with a wide variety of skill levels. MultiCom offers additional distinct components to allow efficient tracking in real-time of telecommunication functions such as billing and agent activity, providing unprecedented management control. MultiCom BillMaker is a complete invoicing system that supports multiple billing cycles, multiple customer types and up to ten thousand rate tables across each product type, time-of-day billing, and weekend and holiday sensitive rates. This invoicing system is capable of creating customer, agent or carrier billing. Each invoice may be custom-labeled and is automatically transmitted directly to the user's printer. No outside printing service or software is required to produce telecom-grade professional invoices. MultiCom's order entry module is a complete order-entry system in real-time. When a new order is added or an existing order is modified in some way, MultiCom performs the change in real-time. The customer's services are immediately updated and activated. It is MultiCom's real-time design paradigm that has made this immediate response feature possible. With MultiCom, all changes are reflected instantly across the network -something competitors have not thus far been able to provide. Another key feature of MultiCom is its open architecture data bridge, an open architecture based software system that allows MultiCom to communicate with a wide variety of switching platforms and telecommunications systems. Key features of this technology are:

     *Creates a seamless integration of heterogeneous switching networks,

     *Compatible with both Progress and Microsoft-based databases,

     *Provides real-time connections to Harris-based ICB networks and Summa Four digital switches,

     *Runs independently of critical switch-control software components and has "zero-impact" footprint of existing network installations, and;

     *Allows existing installations on open systems approach to information management via MultiCom.

         IPVoice has also developed AuditRite, a software module add-on for the MultiCom system that allows MultiCom to read and interpret carrier-supplied data-tapes. The AuditRite system is a powerful tool for analyzing call patterns and finding threats to profits or errors in a vendor's billing.

         The Company has also developed 4Com for Summa Four switches and ICBConnect for Harris switches. 4Com is a complete Summa Four switch control software environment supporting debit, routing, Toll-Free, real-time least cost routing and call rating. It is fully integrated and compatible with the MultiCom system providing real-time switch network response to new orders or changes to existing configurations.

         The ICBConnect platform provides a complete International callback solution for Harris-based switching networks. When combined with the MultiCom data bridge and the MultiCom data management system, a complete full-featured ICB platform emerges for the Harris digital switch.

         All of the Company's products are available for minimal capital investment of between $5,000- $100,000. IPVoice products utilize specially developed and proprietary software that will provide ongoing revenues from the calls made, whether voice or data. This situation is potentially very lucrative. The significant benefit of these products is that they provide the effective means to combine IP Telephony solutions and products with a mature, real-time billing system for ease of use, affordability and quality. Most IP Telephony systems available in the market place today have underdeveloped and ineffective billing systems. IPVoice can provide the answer to these outdated systems by providing solutions offering real- time remote access and manageability of information. The Company knows of no other system currently available which offers the advanced features and benefits of IPVoice products.

         The Company is in a position to rapidly deploy its products into the marketplace by an established independent representative and distributor base, under the direction of the Company's President, Ms. Barbara Will. The Company's marketing efforts will be supported by its close association with key organizations and individuals, a result of Ms. Will's prior experience in a senior capacity with MCI. These contacts will prove invaluable during marketing and sales activities. With Ms. Will's contacts, and the sales team already in place, the Company believes it can quickly sell its products to businesses and other telecommunication companies in both the US and abroad. The Company's sales efforts will be supported by trade shows targeting the telecommunication industry and large businesses, professional articles, peerreviewed studies, direct calls and a comprehensive marketing campaign. After purchasing the products from the Company, IPVoice customers will have the option of using the network services offered by IPVoice at extremely competitive rates. The Company believes it is well placed to capitalize on this very large and profitable opportunity.

         IPVoice products were designed and produced by the Company at its research and development office suite in Castle Rock, Colorado. IPVoice products are made from company-designed software and hardware products purchased from major suppliers, many of whom are interested in future joint ventures with the Company, such as Natural Microsystems, Inc. The Company's goal is to stay ahead of the competition, and plans to aggressively continue its program of product enhancement and development.

         The Company has begun to take steps to protect its position and technology by trademark and copyright protection, software security systems and nondisclosure/non-compete agreements with key executives, management and engineers.

                                   MANAGEMENT

         The following sets forth the names of the Company's officers and directors:

BARBARA WILL      PRESIDENT, CHIEF OPERATING OFFICER AND CHAIRPERSON

         Barbara Will has over 20 years of experience in all areas of telecommunications, domestic and international. She spent the last 11 years with MCI. Her broad spectrum of involvement included Major Accounts, National Accounts, Hospitality, and Carriers/Resellers who provided MCI with revenues of between $35 to $130 million. Ms. Will was responsible for signing some of the largest contracts with a carrier/reseller in MCI's history. Her vast industry experience encompasses, but is not limited to, international and international private line; International Toll-Free; data; DSO, DSI, DSC, OC3; dedicated in and outbound; One-Plus; calling and debit cards; Operator Assistance; Internet; Enhanced Services; and Enhanced Network.

         During her time at MCI she received numerous awards for outstanding performance and was recognized as having successfully obtained one of the largest private-line contracts in the history of MCI. Ms. Will attended Colorado State University, and graduated with a Communications and Business Administration degree.

ANTHONY K. WELCH      EXECUTIVE VICE PRESIDENT OF R&D AND DIRECTOR

         Mr. Welch is the original designer of the MultiCom, AuditRite, and True Connect platforms and has served as Special Consultant to various telecommunications organizations. Mr. Welch is the driving force behind the IPVoice technologies and has been instrumental in providing critical technology solutions. He has been a key player in creating viable proposals and business strategies for technology solutions and joint ventures. He has provided key technology and management solutions to many telecommunications companies. Mr. Welch is responsible for maintaining the Company's superior position in the industry by producing continuous innovations in IPVoice's technology.

         Mr. Welch has served as Special Consultant and Project Design Leader for such organizations as Wal-Mart International (US HQ and Mexico City Branch), Nation's Bank CS Headquarters, Frito-Lay Worldwide Headquarters, NEC America Mobile Radio/Cellular/Pager Division Headquarters, and Southwestern Bell Mobile (Cellular/Pager) Systems Headquarters.

         Mr. Welch has received numerous awards and recognition for his work in Artificial Intelligence-both in military and academic circles-and has applied this experience to creating technology solutions that are both intelligent and flexible in nature. The technology behind the MultiCom system has received recognition from several telecom trade magazines ("Computer Telephony" and "Telephony" magazines). Mr. Welch won first place in the International Science competition for Artificial Intelligence at just 17 years of age. He attended the University of Mississippi and was the first freshman in the history of the college to be admitted into the artificial intelligence Ph. D. Program.

MICHAEL MCKIM      VICE PRESIDENT OF RESEARCH & DEVELOPMENT

         Michael McKim is responsible for designing and developing the interface between the telephony hardware and the TrueConnect gateway software. Mr. McKim will also be responsible for the technical pre- sales support and post-sale installation support. Mr. McKim has a master degree in electrical engineering and has been involved with automation for over 12 years with extensive experience in developing business applications.

                                   CONSULTANTS

RAY ZIMPHER       SOFTWARE DEVELOPMENT

         Mr. Zimpher is responsible for maintaining and creating enhancements to the MultiCom system and is the Project Manager for all MultiCom systems. He is a widely experienced data processing engineer with a solid background in analysis, design and problem solving on mainframe, mini and PC based systems. Prior to joining IPVoice, Mr. Zimpher had worked on software solutions for Deloitte-Touche, Trinary Systems, IGT, Inc., and others.

         Mr. Zimpher has worked with the MultiCom technology for over two years and thus is highly qualified to maintain and enhance the MultiCom system.

        Mr. Zimpher brings over 27 years of system development experience in the Information Technology industry and has been witness to and participated in many technological advances with computers and design methodologies. Mr. Zimpher is a graduate of the US Army College.

                             PRINCIPAL SHAREHOLDERS

         Prior to this offering, the Company had 11,897,333 shares of its Common Stock issued and outstanding. The following table sets forth, as of December 1, 1998, the beneficial ownership of the Company's Common Stock (i) by the only persons who are known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) by each director of the Company; and (iii) by all directors and officers as a group.

Name                   Number of Shares            Percentage Owned        Percentage Owned
                       Owned Prior to Offering     Before Offering         After Offering
Barbara S. Will        3,000,000                          29%                   26%

Condor Worldwide Ltd.  3,000,000                          29%                   26%

Anthony K. Welch       3,000,000                          29%                   26%
--------------------------------------------------------------------------------------------
Officers and Directors 6,000,000                          58%                   53%
as a group

                                 USE OF PROCEEDS

         The Company plans to utilize the proceeds of this Offering for working capital and for further research and development necessary to complete its TrueConnect product and to start deployment.

                            DESCRIPTION OF SECURITIES

Shares The Company is hereby offering a "best efforts, no minimum basis" up to 1,000,000 shares of Common Stock at $.15 per Share.

Common Stock

         The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, $.001 par value. Holders of the Common Stock do not have preemptive rights to purchase additional shares of Common Stock or other subscription rights. The Common Stock carries no conversion rights and is not subject to redemption or to any sinking fund provisions. All shares of Common Stock are entitled to share equally in dividends from sources legally available therefor when, as and if declared by the Board of Directors and, upon liquidation or dissolution of the Company, whether voluntary or involuntary, to share equally in the assets of the Company available for distribution to stockholders. All outstanding shares of Common Stock are validly authorized and issued, fully paid and nonassessable, and all shares to be sold and issued as contemplated hereby, will be validly authorized and issued, fully paid and nonassessable. The Board of Directors is authorized to issue additional shares of Common Stock, not to exceed the amount authorized by the Company's
Certificate of Incorporation, on such terms and conditions and for such consideration as the Board may deem appropriate without further stockholder action. The above description concerning the Common Stock of the Company does not purport to be complete. Reference is made to the Company's Certificate of Incorporation and Bylaws which are available for inspection upon proper notice at the Company's offices, as well as to the applicable statutes of the State of Nevada for a more complete description concerning the rights and liabilities of stockholders.

         Prior to this offering, there has been a limited market for the Common Stock of the Company, and no predictions can be made of the effect, if any, that market sales of shares or the availability of shares for sale will have on the market price prevailing from time to time. Nevertheless, sales of significant amounts of the Common Stock of the Company in the public market may adversely affect prevailing market prices, and may impair the Company's ability to raise capital at that time through the sale of its equity securities.

         Each holder of Common Stock is entitled to one vote per share on all matters on which such stockholders are entitled to vote. Since the shares of Common Stock do not have cumulative voting rights, the holders of more than 50 percent of the shares voting for the election of directors can elect all the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors.

Preferred Stock

         The authorized capital stock of the Company also consists of 1,000,000 shares of Preferred Stock, $.001 par value, none of which are issued.

                              PLAN OF DISTRIBUTION

         The Company has no underwriter for this Offering. The Offering is therefore a self-underwriting. The Shares will be offered by the Company at the offering price of $.15 per share.

Price of the Offering.

         There is no, and never has been, a market for the Shares, and there is no guaranty that a market will ever develop for the Company's shares. Consequently, the offering price has been determined by the Company. Among other factors considered in such determination were estimates of business potential for the Company, the Company's financial condition, an assessment of the Company's management and the general condition of the securities market at the time of this Offering. However, such price does not necessarily bear any relationship to the assets, income or net worth of the Company.

         The offering price should not be considered an indication of the actual value of the Shares. Such price is subject to change as a result of market conditions and other factors, and no assurance can be given that the Shares can be resold at the Offering Price.

         There can be no assurance that an active trading market will develop upon completion of this Offering, or if such market develops, that it will continue. Consequently, purchasers of the Shares offered hereby may not find a ready market for Shares.

                               CAUTIONARY WARNING

THE COMPANY'S BUSINESS PLAN AND THE COMPANY'S FINANCIAL STATEMENTS AND PROJECTIONS ARE FORWARD LOOKING. STATEMENT AND ACTUAL RESULTS COULD
MATERIALLY DIFFER FROM THE PROJECTIONS. AS SUCH, NO INVESTOR SHOULD RELY ON SUCH INFORMATION IN MAKING HIS INVESTMENT.

                             ADDITIONAL INFORMATION

Each investor warrants and represents to the Company that, prior to making an investment in the Company, that he has had the opportunity to inspect the books and records of the Company and that he has had the opportunity to make inquiries to the officers and directors of the Company and further that he has been provided full access to such information.



              (The Remainder of this page intentionally left blank)

                       INVESTOR SUITABILITY STANDARDS AND
                             INVESTMENT RESTRICTIONS

                      ------------------------------------

Suitability

         Shares will be offered and sold pursuant an exemption under the Securities Act, and exemptions under applicable state securities and Blue Sky laws. There are different standards under these federal and state exemptions which must be met by prospective investors in the Company.

         The Company will sell Shares only to those Investors it reasonably believes meet certain suitability requirements described below.

         Each prospective Investor must complete a Confidential Purchaser questionnaire and each Purchaser Representative, if any, must complete a Purchaser Representative Questionnaire.

         EACH INVESTOR MUST BE RESPONSIBLE FOR DETERMINING THAT IT IS PERMITTED TO INVEST IN THE COMPANY, THAT ALL APPROPRIATE ACTIONS TO AUTHORIZE SUCH AN INVESTMENT HAVE BEEN TAKEN, AND THAT ANY REQUIREMENTS THAT ITS INVESTMENTS BE DIVERSIFIED OR SUFFICIENTLY LIQUID HAVE BEEN MET.

         An investor will qualify as an accredited Investor if it falls within any one of the following categories at the time of the sale of the Shares to that Investor:

         (1) A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of that Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan with the investment decisions made solely by persons that are accredited investors;

         (2) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

         (3) An organization described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000;

         (4) A director or executive officer of the Company.

         (5) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,000,000;

         (6) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         (7) A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as describe in Rule 506(b)(2)(ii) of Regulation D; and

         (8) An entity in which all of the equity owners are accredited investors (as defined above).

         As used in this Memorandum, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of
(5) above, the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income an investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income form long-term capital gains has been reduced in arriving at adjusted gross income.

         In order to meet the conditions for exemption from the registration requirements under the securities laws of certain jurisdictions, investors who are residents of such jurisdiction may be required to meet additional suitability requirements.

         An Investor that does not qualify as an accredited Investor is a non-accredited Investor and may acquire Shares only if:

         (1) The  Investor is  knowledgeable  and  experienced  with  respect to
investments  in  limited   partnerships  either  alone  or  with  its  Purchaser
Representative, if any; and

         (2) The Investor has been provided access to all relevant documents it desires or needs; and

         (3)The Investor is aware of its limited ability to sell and/or transfer its Shares in the Company; and

         (4) The Investor can bear the economic risk (including loss of the entire investment) without impairing its ability to provide for its financial needs and contingencies in the same manner as it was prior to making such investment.

     THE COMPANY RESERVES THE RIGHT IN ITS ABSOLUTE DISCRETION TO DETERMINE IF A POTENTIAL INVESTOR MEETS OR FAILS TO MEET THE SUITABILITY STANDARDS SET FORTH IN THIS SECTION.

Additional Suitability Requirements for Benefit Plan Investors

         In addition to the foregoing suitability standards generally applicable to all Investors, the Employee Retirement Income Security Act of 1934, as amended ("ERISA"), and the regulations promulgated thereunder by the Department of Labor impose certain additional suitability standards for Investors that are qualified pension, profit-sharing or stock bonus plans ("Benefit Plan Investor"). In considering the purchase of Shares, a fiduciary with respect to a prospective Benefit Plan Investor must consider whether an investment in the Shares will satisfy the prudence requirement of Section 404(a)(1)(B) of ERISA, since there is not expected to be any market created in which to sell or otherwise dispose of the Shares. In addition, the fiduciary must consider whether the investment in Shares will satisfy the diversification requirement of
Section 404(a)(1)(C) of ERISA.

Restrictions on Transfer or Resale of Shares

         The Availability of Federal and state exemptions and the legality of the offers and sales of the Shares are conditioned upon, among other things, the fact that the purchase of Shares by all Investors are for investment purposes only and not with a view to resale or distribution. Accordingly, each prospective Investor will be required to represent in the Subscription Agreement that it is purchasing the Shares for its own account and for the purpose of investment only, not with a view to, or in accordance with, the distribution of sale of the Shares and that it will not sell, pledge, assign or transfer or offer to sell, pledge, assign or transfer any of its Shares without an effective registration statement under the Securities Act, or an exemption therefrom (including an exemption under Regulation D, Section 504) and an opinion of counsel acceptable to the Company that registration under the Securities Act is not required and that the transaction complies with all other applicable Federal and state securities or Blue Sky laws.

                          IPVoice Communications, Inc.
                             (A Nevada corporation)


                               ==================

                             SUBSCRIPTION DATA SHEET

                               ==================

Name of Subscriber
(Offeree):_______________________________________________________

Address of Residence
(if natural person):_____________________________________________

-----------------------------------------------------------------

Address of
Business:________________________________________________________

-----------------------------------------------------------------

Subscriber's
Telephone No.:___________________________________________________

Subscriber's Social
Security No. or
Tax I.D. No.:____________________________________________________

Preferred Address for
receiving mail:
( ) Residence
( ) Business
( ) Other, if any:  _____________________________________________

-----------------------------------------------------------------

-----------------------------------------------------------------

Date of Subscription:____________________________________________

Amount of
Subscription:     $_________________________________________________

                      SUBSCRIPTION AGREEMENT AND INVESTMENT
                           REPRESENTATION OF INVESTORS

IPVoice Communications, Inc.
7804 Yorkshire Drive
Castle Rock, CO 80104

Gentlemen:

         1. Subject to the terms and conditions hereof, the undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to accept and subscribe to _________ shares of Regulation D, Section 504 common stock of IPVoice Communications, Inc., a Nevada corporation (the Company), for a total consideration of $_________, the receipt and sufficiency of which is hereby acknowledged.

         2. In order to induce the Company to accept the subscription made hereby, the undersigned hereby represents and warrants to the Company, and each other person who acquires or has acquired the Shares, as follows :

                  (a) The undersigned, if an individual (i) has reached the age of majority in the state in which he resides and (ii) is a bona fide resident and domiciliary (not a temporary or transient resident) of the state set forth beneath his signature below.

                  (b) The undersigned has the financial ability to bear the economic risk of an investment in the Shares has adequate means of providing for his current needs and personal contingencies, has no need for liquidity in such investment, and could afford a complete loss of such investment. The undersigned's overall commitment to investments that are not readily marketable is not disproportionate to his net worth, and his investment in the Company will not cause such overall commitment to become excessive.

                  (c) The undersigned meets at least one of the following criteria:

                    (i) the undersigned is a natural person whose individual net worth or joint net worth with his spouse, at the time of his purchase, exceeds $1,000,000 (ONE MILLION DOLLARS); or

                    (ii) the   undersigned  is  a  natural  person  and  had  an
                         individual income in excess of $200,000 (TWO-HUNDRED THOUSAND DOLLARS) in each of the two most recent years, or jointly with his spouse in excess of $300,000 (THREE-HUNDRED THOUSAND DOLLARS) in each of those years, and who reasonably expects to achieve at least the same income level in the current year; or

                    (iii)qualifies as an accredited  investor under Regulation D of the Securities Act of 1933 (the "Act").

                  (d) The investment is one in which I am purchasing for myself and not for others, the investment amount does not exceed 10% of my net worth and I have the capability to understand the investment and the risk.

                  (e) The undersigned has been given a full opportunity to ask questions of and to receive answers from the Company concerning the terms and conditions of the offering and the business of the Company, and to obtain additional information necessary to verify the accuracy of the information given him or to obtain such other information as is desired in order to evaluate an investment in the Shares. All such questions have been answered to the full satisfaction of the undersigned.

                  (f) In making his decision to purchase the Shares herein subscribed for, the undersigned has relied solely upon independent investigations made by him. He has received no representation or warranty from the Company or from a broker-dealer, if any, or any of the affiliates, employees or agents of either. In addition, he is not subscribing pursuant hereto for any Shares as a result of or subsequent to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or
(ii) any seminar or meeting whose attendees, including the undersigned, had been invited as a result of, subsequent to, or pursuant to any of the foregoing.

                  (g) The undersigned understands that the Shares have not been registered under the Act in reliance upon specific exemptions from registration thereunder, and he agrees that his Shares may not be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed of except in compliance with the Act and applicable state securities laws, which restrictions require the approval of the Company for the transfer of any Shares (which approval, except under limited circumstances, may be withheld by the Company in its sole discretion). The undersigned has been advised that the Company has no obligations to cause the Shares to be registered under the Act or to comply with any exemption under the Act, including but not limited to that set forth in Rule 144 promulgated under the Act, which would permit the Shares to be sold by the undersigned. The undersigned understands that it is not anticipated that there will be any market for resale of the Shares, and that it may not be possible for the undersigned to liquidate an investment in the Shares. The undersigned understands the legal consequences of the foregoing to mean that he must bear the economic risk of his investment in the Shares. He understands that any instruments representing the Shares may bear legends restricting the transfer thereof.

         3. To the extent I have the right to rescind my purchase of the Shares, which right of recission is hereby offered, I waive and relinquish such rights and agree to accept certificate(s) evidencing such Shares.

         4. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada.

         5. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

         6. The shares referred to herein may be sold to the subscriber in a transaction exempt under Section 517.061 of the Florida Securities Act. The shares have not been registered under said act in the State of Florida. In addition, if sales are made to five or more persons in the State of Florida, any sale in the State of Florida is voidable by the purchaser within three (3) days after the first tender of consideration is made by such purchaser to the issuer, an agent of the issuer, or an escrow agent or within three (3) days after the availability of that privilege is communicated to such purchaser, whichever occurs later.

         IN WITNESS WHEREOF, the undersigned has executed and agrees to be bound by this Subscription Agreement and Investment Representation on the date written below as the Date of Subscription:

                         (TO BE USED FOR INDIVIDUAL(S))


----------------------------            -------------------------------
Print Name of Individual                Signature of Individual


-----------------------------           -------------------------------
State of Residence                      Date of Subscription

                   (TO BE USED FOR PARTNERSHIPS, CORPORATIONS,
                            TRUSTS OR OTHER ENTITIES)



_______________________________              By:______________________________
Print Name of Partnership                    Signature of Authorized
Corporation - Trust - Entity                 Representative

-------------------------------              ---------------------------------
Capacity of Authorized                       Print Name of Authorized
Representative                               Representative

-------------------------------              --------------------------------
Print Jurisdiction of                        Date of Subscription
Incorporation or Organization